UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported):  January 25, 2017

Navient Funding, LLC
(Exact name of registrant as specified in its charter)

SLM Student Loan Trust 2005-8
(Exact name of issuer as specified in its charter)

DELAWARE	333-103545/ 333-103545-06	04-3480392
(State or other jurisdiction of formation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

2001 Edmund Halley Drive
V2053
Reston, VA 20191
(Address of registrant’s principal executive offices)

Registrant’s telephone number including area code:   (703) 984-5858

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit Index appears on page 5

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In connection with the remarketing of the SLM Student Loan Trust 2005-8 Reset Rate Class A-4 Notes (the “Notes”) on January 25, 2017, the following documents were executed and delivered by the respective parties thereto: (i) the Amended and Restated Remarketing Agreement, dated as of January 12, 2017 (the “Remarketing Agreement”), among SLM Student Loan Trust 2005-8 (the “Issuer”), Navient Solutions, Inc., as administrator (in such capacity, the “Administrator”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Remarketing Agent”), (ii) the remarketing agency agreement, dated as of January 12, 2017 (the “Remarketing Agency Agreement”), among the Issuer, the Administrator and the Remarketing Agent and (iii) the supplemental remarketing agency agreement, dated as of January 20, 2017 (the “Supplemental Remarketing Agency Agreement”), among the Issuer, the Administrator and the Remarketing Agent.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

4.2	Indenture, dated as of September 1, 2005, among the Issuer, the Eligible Lender Trustee and the Indenture Trustee.*

4.3	Administration Agreement, dated as of September 20, 2005, among the Depositor, the Servicer, the Administrator, the Issuer, the Eligible Lender Trustee and the Indenture Trustee.*

99.1	Amended and Restated Remarketing Agreement, dated as of January 12, 2017, among the Issuer, the Administrator and the Remarketing Agent.

99.2	Remarketing Agency Agreement, dated as of January 12, 2017, among the Issuer, the Administrator and the Remarketing Agent.

99.3	Supplemental Remarketing Agency Agreement, dated as of January 20, 2017, among the Issuer, the Administrator and the Remarketing Agent.

* Incorporated by reference to Form 8-K filed on September 23, 2005, File No. 333-103545-06.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM STUDENT LOAN TRUST 2005-8
By: NAVIENT FUNDING, LLC

Dated: January 25, 2017	By: /s/ C. Scott Booher
Name: C. Scott Booher
Title: Vice President

INDEX TO EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

4.2	Indenture, dated as of September 1, 2005, among the Issuer, the Eligible Lender Trustee and the Indenture Trustee.*

4.3	Administration Agreement, dated as of September 20, 2005, among the Depositor, the Servicer, the Administrator, the Issuer, the Eligible Lender Trustee and the Indenture Trustee.*

99.1	Amended and Restated Remarketing Agreement, dated as of January 12, 2017, among the Issuer, the Administrator and the Remarketing Agent.

99.2	Remarketing Agency Agreement, dated as of January 12, 2017, among the Issuer, the Administrator and the Remarketing Agent.

99.3	Supplemental Remarketing Agency Agreement, dated as of January 20, 2017, among the Issuer, the Administrator and the Remarketing Agent.

* Incorporated by reference to Form 8-K filed on September 23, 2005, File No. 333-103545-06.